UNITED STATES
    SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C 20549
                                  FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities
                         Exchange Act of 1934

           Date of Report (Date of earliest event reported)
                               September 11, 1998

               Commission file Number    0-15435

                    First Entertainment Holding Corp.
              (formerly known as First Entertainment, Inc.)
           (Exact name of registrant as specified in its charter.)
Nevada                                            84-0974303
(State or other jurisdiction of       (I.R.S. Employer incorporated or
organization)                              Identification No.)
7887 E. Bellview 11th Floor, Suite 14                   80111
(Address of principal executive offices              (Zip Code)
Registrant's telephone number, including area code:
                               (303) 228-1650
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Item 1. Changes in Control of Registrant.
        Not Applicable

Item 2. Acquisition or Disposition of Assets.
        Not Applicable

Item 3. Bankruptcy or Receivership.
          Not Applicable

Item 4. Changes in Registrant's Certifying Accountant
         Not Applicable

Item 5. Other Events
          Not Applicable

Item 6. Resignation of Registrant's Directors.
         On September 9, 1998 the Company was notified by a registered letter that Dr. Nicholas Catalano had tendered his resignation effective August 29, 1998. A copy of his resignation letter is attached hereto. As of the date of this filing, the vacancy has not been filled.

The Company is not aware of any disagreements with respect to operations, policies or practices between Dr. Catalano and the Company.

Item	7. Financial Statements, Pro Forma Financial Information and
Exhibits.
      Not Applicable

Item 8. Change in Fiscal Year.
        Not Applicable

Item 9. Sales of Equity Securities Pursuant to Regulations
        Not Applicable
                                        SIGNATURES
 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FIRST ENTERTAINMENT HOLDING CORP.
                                               By:______________________
                                                A.B. Goldberg
                                                President
Dated: September 11, 1998

                                    NICK CATALANO
                                  189-32 44TH Avenue
                                 Flushing, New York  11358

A.B. Goldberg
First Entertainment
1999 Broadway
Denver, Colorado 80202

                                                     Via Registered Mail
                                                     August 29, 1998

Dear A.B.:

	When I attended a hearing with the SEC officials on Monday, August 24, 1998, I was confronted with things that I found shocking and had been totally unaware of prior to the aforementioned date.

I hereby tender my resignation from First Entertainment, without prejudice to my continued right to be indemnified b y the corporation as Director and/or Officer of First Entertainment up to today's date.

                                            Very truly yours,

                                            Nicholas Catalano

NC:jf

Cc: Law Offices of Rosennman & Colin
    Attn: Joseph Zuckerman, Esq.